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                                                                    EXHIBIT 10.1


                                 MORTGAGE
                                 SELLING AND
                                 SERVICING
                                 CONTRACT

[FANNIE MAE LOGO]
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[FANNIE MAE LOGO]                                       CONTENTS
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
MORTGAGE              I        General Information                                  1
SELLING AND
SERVICING             II       Eligibility Requirements for Lenders                 2
CONTRACT
                      III      Sale of Mortgages and Participation Interests        3

                      IV       Sale of Mortgages and Participation Interests-
                               Lender's Warranties                                  4

                      V        Servicing Mortgages                                  8

                      VI       Assignment, Consideration and Continuance           10

                      VII      Assigning Mortgage Servicing                        11

                      VIII     Breaches of Contract                                11

                      IX       Termination of Contract                             14

                      X        Continuance of Responsibilities or Liabilities      17

                      XI       Participation Interests-Special Provisions          18

                      XII      Notice                                              20

                      XIII     Prior Agreements                                    21

                      XIV      Severability and Enforcement                        21

                      XV       Captions                                            21

                      XVI      Scope of Contract                                   21

                      XVII     Signatures and Date                                 22
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[FANNIE MAE LOGO]                                       GENERAL INFORMATION
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                        CONTRACT

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MORTGAGE                This contract for selling and servicing mortgages (the "Contract") is between the Mortgage Lender (The
SELLING AND             "Lender") that signs this document and the Federal National Mortgage Association ("Fannie Mae", "we",
SERVICING               "our", "us"), a corporation organized and existing under the laws of the United States.
CONTRACT

I      GENERAL INFORMATION

                        This section contains important basic information about the Contract, which we are permitted to enter into under authority of Title III of the National Housing Act (12 U.S.C. 1716, et. seq.), which is also known as the Federal National Mortgage Association Charter Act.

A.                      The purpose of this Contract is:
PURPOSE OF
CONTRACT                -    to establish the Lender as an approved seller of mortgages and participation interests to us;

                        -    to provide the terms and conditions of the sales;

                        -    to establish the Lender as an approved servicer of mortgages we have purchased or in which we have purchased a participation interest; and

                        -    to provide the terms and conditions of servicing.

B.                      In consideration of the purpose of this Contract and of all the provisions and
CONSIDERATION           mutual promises contained in it, the Lender and Fannie Mae agree to all that this Contract contains.

C.                      We issue Fannie Mae's Guides to Lenders (our "Guides") and furnish them to the Lender.  These Guides are:
OUR GUIDES

                        -    Selling;

                        -    Servicing; and

                        -    Multifamily.

                        Whenever there is a reference to the Guides in this Contract, it means the Guides as they exist now and as they may be amended or supplemented in writing.  We may amend or supplement them, at our sole discretion, by furnishing amendments or supplementary matter to the Lender.

                        The term "Guides" also includes anything that, in whole or in part, supersedes or is substituted for the
                        Guides.

D.                      Anywhere the words that appear below are used in this Contract, the following
IMPORTANT               definitions apply:
DEFINITIONS
                        1.  "MORTGAGE" -- A loan, evidenced by a note, bond or other instrument of indebtedness.  The loan is secured by a mortgage, deed of trust, deed to secure debt or other instrument of security that applies to property.  "Mortgage" includes such instruments of indebtedness and security, together with

                        -    the evidence of title;

                        -    the chattel mortgage or security agreement and financing statement; and

                        -    all other documents, instruments and papers pertaining to the loan.
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ELIGIBILITY REQUIREMENTS
FOR LENDERS
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                2. "FHA/VA MORTGAGE" -- A mortgage insured or guaranteed in whole or in part by the Federal Housing Administration or
                Veterans Administration.

                3. "CONVENTIONAL MORTGAGE" -- A mortgage other than an FHA/VA mortgage, which Fannie Mae is authorized to purchase under the Federal National Mortgage Association Charter Act.

                4. "PROPERTY" OR "MORTGAGED PROPERTY" -- The property that is now subject to a mortgage, or was subject to such mortgage, where the mortgage has been foreclosed or possession or title to the property has been taken by Fannie Mae or on our behalf.

                5. "PARTICIPATION INTEREST" OR "PARTICIPATION INTEREST IN
                MORTGAGES" -- An undivided interest in mortgages, specified in the applicable participation certificate that is evidence of such interest. A "participation interest" or "participation interest in mortgages" consists of a specified percentage of the principal (and a like percentage of all rights and benefits of the mortgagee or equivalent party under such mortgage) together with a specified yield on it.

II      ELIGIBILITY REQUIREMENTS FOR LENDERS

                For us to purchase mortgages or participation interest from a Lender, the Lender must meet the eligibility requirements specified in this section.

A.              These are the general requirements the Lender must meet to be
GENERAL         eligible to sell us mortgages or participation interests or
REQUIREMENTS    service mortgages for us:

                1. MEET FANNIE MAE STANDARDS. The Lender must have as two of its principal business purposes:

                - making mortgages of the type that we will purchase entirely or purchase a participation interest in under this Contract;
                  and

                - servicing such mortgages.

                In addition, the Lender, in our judgment, must have at all times the capacity to originate and sell to us mortgages and participation interests that meet our purchase standards and the standards generally imposed by private institutional mortgage investors, and must at all times have the capacity to service such mortgages for us under those standards.

                2. HAVE QUALIFIED STAFF AND ADEQUATE FACILITIES. The Lender must, at all times, have employees who are well trained and qualified to perform the functions required of the Lender under this Contract.

                In addition, the Lender must maintain facilities that are adequate to perform its functions under this Contract.

                3. MAINTAIN FIDELITY BONDS AND ERRORS AND OMISSIONS COVERAGE.
                The Lender must maintain, at its own expense, a fidelity bond and errors and omission insurance, as required by our Guides.

                4. REPORT BASIC CHANGES. The Lender must notify us promptly in writing of any changes that occur in its principal purpose, activities, staffing or facilities.


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                                                        PARTICIPATION INTERESTS
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B.                    When we approve a Lender, one of the major considerations is the information the Lender has provided about
OWNERSHIP AND         the eligibility, qualifications and financial status of the Lender and its owners.
STATUS OF LENDER
                      Consequently, the Lender must give us immediate notice of a change in its status or ownership, including any:

                      - sale or transfer of a majority interest in it;

                      - merger;

                      - consolidation; or

                      - change in legal structure.

C.                    In order to remain an approved Lender under this Contract, the Lender must meet our current net worth
FINANCES              requirements.  These requirements are contained in our Guides.

                      The required net worth must be maintained in the form of assets acceptable to us.

                      The Lender must give us a copy of its annual financial statements and any other related information that we may require.

D.                    The Lender agrees to permit our employees or designated representatives to access to examine or audit
ACCESS TO             records or accounts relating to mortgages or participation interests sold or serviced under this Contract.
LENDER'S RECORDS      All records relative to the Lender's continued eligibility to sell or service mortgages under this Contract may also be examined or audited.  Any examination or audit made on our behalf will be conducted during regular business hours unless the Lender agrees otherwise.

III    SALE OF MORTGAGES AND PARTICIPATION INTERESTS

                      This section contains the basic rules governing our purchase of mortgages and participation interests.

A.                    Purchases of mortgages and participation interests will be governed by:
WHAT GOVERNS
PURCHASES             - our written commitment to purchase;

                      - our Guides, including all amendments in effect on the day we make our written commitment; and

                      - this Contract.

B.                    The mortgages or participation interests that we purchase must meet the requirements found in our
WHAT GOVERNS          Guides on the day we make our written commitment.
PURCHASE

C.                    If our Guides require, the Lender will promptly purchase our common stock each time it delivers a mortgage
LENDER'S OBLIGATION   or participation interest to us.  The amount of stock to be purchased and the procedures for buying it are
TO PURCHASE           also found in our Guides.
FANNIE MAE STOCK

D.                    The fact that we have signed this Contract does not mean that we must make a commitment to purchase any
FANNIE MAE HAS        mortgage or participation interest from the Lender.
NO OBLIGATION
TO PURCHASE
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SALE OF MORTGAGES AND
PARTICIPATION INTERESTS-
LENDER'S WARRANTIES
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IV      SALE OF MORTGAGES AND PARTICIPATION INTERESTS -- LENDER'S WARRANTIES

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                The Lender makes certain warranties to us.

                These warranties:

                - apply to each mortgage sold to us in its entirety;

                - apply to each mortgage in which a participation interest is sold to us;

                - are made as of the date transfer is made to us;

                - continue after the purchase of the mortgage or participation interest:

                - continue after payment by us of the purchase price to the Lender: and

                - are for our benefit as well as the benefit of our successors and assigns.

                Warranties may be waived, but only by us in writing.

A.              Following are the specific warranties made by the Lender.
SPECIFIC
WARRANTIES      1. MORTGAGE MEETS REQUIREMENTS.  The mortgage conforms to all the applicable requirements in our Guides and this
                Contract.

                2. LENDER AUTHORIZED TO DO BUSINESS.  The Lender and any other party that held the mortgage were, at all times during which the holder held the mortgage, authorized to transact business in the jurisdiction where the property is located.

                However, if the Lender or any other party that held the mortgage was not authorized to do business in the jurisdiction where the property is located, then the warranty is made that none of the following activities of the
                Lender or other parties constituted doing business in that jurisdiction:

                - lending the mortgage funds;

                - acquiring the mortgage;

                - holding the mortgage; or

                - transferring the mortgage in whole or to the extent of a participation interest.

                3. LENDER HAS FULL RIGHT TO SELL AND ASSIGN.  The Lender is the sole owner and holder of the mortgage and has full right and authority to sell and assign it, or a participation interest in it, to us.  In addition, the
                Lender's right to sell or assign is not subject to any other party's interest or to an agreement with any other party.

                4. LENDER'S LIEN ON PROPERTY.  The mortgage, whether represented by the Lender as the first lien or as the second lien, is a valid and subsisting lien on the property described in it.

                If the mortgage is represented by the Lender as the first lien, the property is free and clear of all encumbrances and liens having priority over it except for liens for real estate taxes, and liens for special assessments, that are not yet due and payable.

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[FANNIE MAE LOGO]                                       SALE OF MORTGAGE AND
                                                        PARTICIPATION INTERESTS-
                                                        LENDER'S WARRANTIES
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                      If the mortgage is represented by the Lender as the second lien, the property is free and clear of all encumbrances and liens having priority over it except for one properly recorded first mortgage lien, real estate taxes and liens of special assessments not yet due and payable.

                      Any security agreement, chattel mortgage or equivalent document that is related to the mortgage and that is held by the Lender or delivered to us, is a valid and subsisting lien on the property described in such document, of the same priority as the mortgage.

                      The Lender has full right and authority to sell or assign each lien to us or to an extent that is proportionate to our participation interest.

                      5.  DOCUMENTS ARE VALID AND ENFORCEABLE.  The mortgage and any security agreements, chattel mortgages, or equivalent documents relating to it have been properly signed, are valid, and their terms may be enforced by us, our successors and assigns, subject only to bankruptcy laws, Soldiers' and Sailors' Relief Acts, laws relating to administering decedents' estate, and general principles of equity.

                      6.  PROPERTY NOT SUBJECT TO LIENS.  The Property is free and clear of all mechanics' liens, materialmen's liens or similar types of liens.  There are no rights outstanding that could result in any of such liens being imposed on the property.

                      This warranty is not made if the Lender furnishes us with title insurance that gives us substantially the same protection as this warranty.

                      7.  TITLE INSURANCE.  There is a mortgage title insurance policy, or other title evidence-acceptable to us, on the property.  The title insurance policy is on a current ALTA form (or other generally acceptable form)
                      issued by a generally acceptable insurance company.

                      The title insurance insures (or the other title evidence protects) us or the Lender and its successors and assigns, as holding a lien of the priority warranted in "4.  Lender's Lien On Property."

                      8.  MODIFICATION OR SUBORDINATION OF MORTGAGE.  The Lender has not done any of the following:

                      - materially modified the mortgage;

                      - satisfied or cancelled the mortgage in whole or in part;

                      - subordinated the mortgage in whole or in part, unless it is represented to us as a second mortgage;

                      - released the property in whole or in part from the mortgage lien; or

                      - signed any release, cancellation, modification or satisfaction of the mortgage.

                      This warranty is not made if any of the things just mentioned have been done but have been expressly brought to our attention in a letter before we make payment to the Lender.  The letter must be acknowledged by us in writing.
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SALE OF MORTGAGES AND
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LENDER'S WARRANTIES
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                9. MORTGAGE IN GOOD STANDING.  There are no defaults under the mortgage, and all of the following that have become due and payable have been paid or an escrow of funds sufficient to pay them has been established:

                - taxes;

                - government assessments;

                - insurance premiums;

                - water, sewer and municipal charges;

                - leasehold payments; or

                - ground rents.

                10. ADVANCES. The Lender has not made or knowingly received from others, any direct or indirect advance of funds in connection with the loan transaction on behalf of the borrower except as provided in our Guides. This warranty does not cover payment of interest from the earlier of:

                - the date of the mortgage note; or

                - the date on which the mortgage proceeds were disbursed to

                - the date one month before the first installment of principal and interest on the mortgage is due.

                11. PROPERTY CONFORMS TO ZONING LAWS. The Lender has no knowledge that any improvement to the property is in violation of any applicable zoning law or regulation.

                12. PROPERTY INTACT. The property is not damaged by fire, wind or other cause of loss. There are no proceedings pending for the partial or total condemnation of the property.

                13. IMPROVEMENTS. Any improvements that are included in the appraised value of the property are totally within the property's boundaries and building restrictIon lines. No improvements on adjoining property encroach on the mortgaged property unless FHA or VA regulations or our Guides permit such an encroachment.

                14. MORTGAGE NOT USURIOUS. The mortgage is not usurious and either meets or is exempt from any usury laws or regulations.

                15. COMPLIANCE WITH CONSUMER PROTECTION LAWS. The Lender has complied with any applicable federal or state laws, regulations or other requirements on consumer credit, equal credit opportunity and truth-in-lending.

                16. PROPERTY IS INSURED. A casualty insurance policy on the property is in effect. It is written by a generally acceptable insurance company and provides fire and extended coverages for an amount at least equal to the amount required by our Guides.

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                                                        LENDER'S WARRANTIES
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                      A flood insurance policy is in effect on the property if any part of it is in an area listed in the Federal
                      Register by the Federal Emergency Management Agency as an area with special flood hazards, and if insurance is available.  The flood insurance is written by a generally acceptable insurance company, meets current guidelines of the Federal Insurance Administration, and is for an amount at least equal to the amount required by our Guides.

                      The Lender will make sure the required insurance is maintained as long as it services the mortgage.  Any policy mentioned in this warranty contains a standard mortgage clause that names us or the Lender and its successors and assigns as mortgagee.

                      17.  MORTGAGE IS ACCEPTABLE INVESTMENT.  The Lender knows of nothing involving the mortgage, the property, the mortgagor or the mortgagor's credit standing that can reasonably be expected to:

                      - cause private institutional investors to regard the mortgage as an unacceptable investment;

                      - cause the mortgage to become delinquent; or

                      - adversely affect the mortgage's value or marketability.

                      18.  MORTGAGE INSURANCE OR GUARANTY IN FORCE.  If the Lender represents that the mortgage is insured or guaranteed under the National Housing Act as amended, or under the Servicemen's Readjustment Act of 1944 as amended, or by a contract with a mortgage insurance company, the insurance or guaranty is in full force.  In addition, the Lender has complied with all applicable provisions and related regulations of the Act, or the insurance contract, that covers the mortgage.

                      19.  ADJUSTABLE MORTGAGES.  If the mortgage provides that the interest rate or the principal balance of the mortgage may be adjusted, all of the terms of the mortgage may be enforced by us, our successors and assigns.

                      These adjustments will not affect the priority of the lien warranted in "4. Lender's Lien On Property."

                      20. PARTICIPATION INFORMATION IS CORRECT. All the information and statements in any participation certificate that the Lender delivers to us are complete, correct and true.

B.                    We may require the Lender to repurchase a mortgage or participation interest sold to us if any warranty made
CONSEQUENCES OF       by the Lender about the mortgage or participation interest is untrue (whether the warranty is in this
UNTRUE WARRANTIES     Contract or was made at our specific request).
- REPURCHASE
                      We may require repurchase whether or not the Lender had actual knowledge of the untruth. We may also enforce any other available remedy.

                      The Lender must pay us the repurchase price within 30 days of our demand. The repurchase price, as provided in our Guides, will not be adjusted because the Lender paid us fees or charges or subscribed to our capital stock.
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SERVICING MORTGAGES
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C.                      While untrue warranties about a particular mortgage or participation interest may be the basis for
CONSEQUENCES OF         requiring repurchase of the particular mortgage or participation interest, there can be additional
UNTRUE WARRANTIES-      consequences.  They may also give rise to responsibilities of the Lender under "D. Indemnification For
TERMINATION             Breach Of Warranty; Holding Us Harmless." In addition, untrue warranties can, under certain circumstances,
OF CONTRACT             be treated as a breach of contract that could result in the withdrawal of our approval of a Lender and the termination of this Contract (details are contained in Sections VIII and IX).

D.                      If there is a breach of warranty under this Contract, the Lender, at our request,
INDEMNIFICATION         will indemnify us and hold us harmless against any related losses, damages,
FOR BREACH OF           judgments or legal expenses.
WARRANTY;
HOLDING US HARMLESS

V    SERVICING MORTGAGES

                        This section contains the basic rules governing the servicing of mortgages that we purchase, or in which we purchase a participation interest.

A.                      The servicing duties of the Lender are:
SERVICING DUTIES
OF THE LENDER           1.  SCOPE OF DUTIES.  The Lender will diligently perform all duties that are necessary or incident to the servicing of:

                        -    all mortgages it is servicing for us on the date this Contract takes effect; and

                        -    all other mortgages that the Lender is required to service by the terms of this Contract or any other existing or future agreement between us and the Lender;

                        2.  MORTGAGES TO BE SERVICED.  Any mortgage we have purchased from the Lender, or in which we have purchased a participation interest from the Lender, will be serviced by the Lender for us according to the terms of this Contract, unless:

                        -    the mortgage is not within any category of those that are required by our Guide to be serviced; or

                        -    we give the Lender written notification or consent that a mortgage to be purchased by us will not be serviced by the Lender.

                        3.  SERVICE ACCORDING TO GUIDES.  Any mortgage serviced under this Contract, which we own or in which we have purchased a participation interest, must be serviced by the Lender according to the provisions in our
                        Guides that are in effect on the date of this Contract or as amended in the future.  This is true regardless of when:

                        -    the mortgage was originated;

                        -    the mortgage or a participation interest in it was transferred to us; or

                        -    the Lender began servicing the mortgage.

                        The Lender will also follow other reasonable instructions we give it and must strictly follow accepted industry standards when servicing a mortgage for us.
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                      4.  SERVICE AT LENDER'S OWN EXPENSE.  The cost of servicing will be the Lender's unless our Guides expressly provide otherwise.

                      5.  SPECIAL RESPONSIBILITIES IN FORECLOSURES.  Among the other duties that may be assigned to the Lender through our special instructions or under the terms of our Guides is the responsibility to manage and appropriately dispose of property when a mortgage it is servicing for us has been foreclosed, or possession or title has been taken by us or on our behalf.

                      The Lender must manage and dispose of the property according to the terms of the mortgage and our Guides.

                      6.  SERVICE UNTIL NEED ENDS.  The Lender must service each mortgage continuously from the date its servicing duties begin until:

                      - the mortgage's principal and interest have been paid in full;

                      - the mortgage has been liquidated and the mortgaged property properly disposed of (if the Lender is required to do these things); or

                      - the Lender's servicing duties are terminated according to Section IX of this Contract.

B.                    The Lender's compensation for servicing mortgages, including the management and disposal of properties,
COMPENSATION          under this Contract is specified in our Guides.

                      We may change the Lender's compensation by modifying our Guides at any time.  However, such a change will not affect mortgages that we have purchased or committed to purchase before the date of the change.

C.                    All mortgage records reasonably required to document or properly service any mortgage we own in its entirety
OWNERSHIP             are our property at all times.  This is true whether or not the Lender developed or originated them.
OF RECORDS
                      The following are considered mortgage records:

                      - all mortgage documents;

                      - tax receipts;

                      - insurance policies;

                      - insurance premium receipts;

                      - ledger sheets;

                      - payment records;

                      - insurance claim files and correspondence;

                      - foreclosure files and correspondence;

                      - current and historical data files; and

                      - all other papers and records.
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ASSIGNMENT, CONSIDERATION
AND CONTINUANCE
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                      1.  LENDER AS CUSTODIAN.  The mortgage records belong to us.  The Lender can have possession of the mortgage records only with our approval, and the Lender is acting as our custodian.  This is true whether the Lender receives the mortgage records from an outside source or prepares them itself.

                      2.  DELIVERY.  When we ask for any mortgage records in writing, the Lender will deliver them to us or someone we choose.  Then Lender must also send us a list that identifies each mortgage, and must give us other information we request to identify the mortgages delivered.

                      We will not be required to sign or deliver any trust receipts before the Lender delivers the mortgage records we have requested.

                      If we ask the Lender in writing for reproductions of any mortgage records the Lender microfilmed or condensed, the Lender will reproduce them promptly at no cost to us or the party to whom we want them delivered.

                      3.  JOINT OWNERSHIP.  If we own a participation interest in a mortgage, the other owners and we own the mortgage records jointly.  For these mortgages, the Lender possesses the mortgage records as a custodian for the joint owners.

                      If we ask for copies of the mortgage records and servicing information about any such mortgages, the Lender will furnish them. Or, if we need any mortgage records for legal evidence or other purposes, the Lender will release them to us for a reasonable time.

D.                    The Lender will indemnify us and hold us harmless against all losses, damages, judgments or legal expenses
AGREEMENT TO          that result from its failure in any way to perform its services and duties in connection with
INDEMNIFY AND         servicing mortgages or managing or disposing of property according to this Contract or our Guides.
HOLD HARMLESS
                      If any private entity or governmental agency sues up, makes a claim against us or starts a proceeding against us based on the Lender's acts or omissions in servicing mortgages or managing or disposing of property, the
                      Lender's obligation to indemnify and hold us harmless must be met regardless of whether the suit, claim or proceeding has merit or not.

                      The Lender's obligation does not apply, however, if during a suit, claim or proceeding, we give the Lender express written instructions and as a result of the Lender following them we suffer losses, damages, judgments or legal expenses.

E.                    If our Guides require, the Lender will continuously own our common stock in connection with all mortgages
OWNERSHIP OF          it services under this Contract.  The amount of stock to be owned will be established by our Guides
OUR STOCK             as they were in existence on the date the Lender started servicing the applicable mortgages.

VI  ASSIGNMENT, CONSIDERATION AND CONTINUANCE

                      This section describes our requirements covering assignment of, consideration for and continuance of this
                      Contract.
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A.                    Because the relationships created by this Contract are personal, the Lender may not, without our prior
ASSIGNMENT            written approval, assign:

                      - this Contract under any circumstances, either voluntarily or involuntarily, by operation of law, or otherwise; or

                      - its responsibility for servicing individual mortgages we own or in which we have a participation interest.
                        (See Section VII of this Contract for required procedures governing assignments of servicing).

B.                    The Lender acknowledges that it has paid us no monetary consideration for making it an approved mortgage
LIMITED VALUE         seller or servicer, except an application fee to reimburse us for the expenses of reviewing its application.
OF CONTRACT
TO LENDER             The Lender also agrees that, except for the purchase of mortgages, the servicing of mortgages, or any fee for the termination of this Contract, this Contract has no value to the Lender.

C.                    The Lender's right to continue selling and servicing mortgages under this contract depends on, among other
REQUIREMENTS          things, its continuing to meet the eligibility requirements in Section II of this Contract.
FOR CONTINUANCE

VII    ASSIGNING MORTGAGE SERVICING

                      The Lender may not assign its responsibility for servicing all or any part of the mortgages that it is servicing for us without first obtaining our written consent.

                      Any Lender to which servicing is assigned must:

                      - be acceptable to us; and

                      - sign a Mortgage Selling and Servicing Contract with us.

                      We may require that the Lender and transferee lender sign documents and take other reasonable steps to perfect the assignment.

VIII   BREACHES OF CONTRACT

                      The Lender's taking certain actions, or failing to take certain actions, can be treated by us as a breach of contract. A breach of contract can lead to a termination of the Contract. Termination is provided for in detail in Section IX.

A.                    Breaches of this Contract include the following:
SPECIFIC
BREACHES OF           1. HARM, DAMAGE, LOSS OR UNTRUE WARRANTIES. It is a breach if any act or omission of the Lender in
CONTRACT              connection with the origination and sale to us of any mortgage or participation interest causes us harm, damage or loss.  It is also a breach if the Lender sells us any mortgage or participation interest knowing that any of the mortgage warranties are untrue (these warranties are listed in Section IV A).





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
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                      CONTRACT

                      2.  FAILURE TO COMPLY WITH THIS CONTRACT OR OUR GUIDES.  It is a breach if the Lender does not comply with this Contract or our Guides through any act or omission, including, without limitation, the following:

                      - failure to establish and maintain accounts for our funds or mortgagors' funds as required by our Guides;

                      - use of our or mortgagors' funds in any manner other than that permitted by our Guides, including the
                        Lender's failure to deposit all mortgage funds if, when, and to the extent required by our Guides;

                      - failure to remit all funds due to us within the time periods required by our Guides;

                      - failure to make or ensure, according to the provisions of each mortgage or of applicable laws or regulations, proper and timely payment of all:

                        --  taxes;

                        --  assessments;

                        --  leasehold payments;

                        --  ground rents;

                        --  insurance premiums (including premiums of casualty, liability and mortgage insurance and other forms of required insurance);

                        --  required interest on escrow funds; and

                        --  other required payments with respect to any mortgage (including mortgaged property) serviced;

                        unless the Lender is relieved of these responsibilities by the express provisions of our Guides, or by our written instructions that relate to a particular mortgage or property;

                      - failure to renew or ensure renewal of any required insurance policy on any mortgage (including mortgaged property) serviced under this Contract;

                      - failure to maintain adequate and accurate accounting records and mortgage servicing records for the mortgages, or to maintain proper identification of the applicable loan files and mortgage records that prove our outstanding participation interests;

                      - failure to submit adequate and accurate accounting and mortgage servicing reports within the time required by our Guides; or

                      - failure to take prompt and diligent action under applicable law or regulation to collect past due sums on mortgages, or to take any other diligent action described in our Guides that we reasonably require for mortgages in default.





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                                                        ------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT

                      3.  FAILURE TO PROPERLY FORECLOSE OR LIQUIDATE.  Where a mortgage is in default and the Lender is required or has decided to foreclose or liquidate it, it is a breach if the Lender fails to take prompt and diligent action consistent with applicable law or regulations to foreclose on or otherwise appropriately liquidate such mortgage and to perform all incident actions.  It is a breach whether or not the failure results from the acts or omissions of an attorney, trustee or other person or entity the Lender chooses to effect foreclosure or liquidation.

                      4.  FAILURE TO PROPERLY MANAGE, DISPOSE OF, OR EFFECT PROPER CONVEYANCE OF TITLE.  It is a breach if any mortgage serviced under this Contract has been foreclosed or the possession or title to the property has been taken by us or on our behalf, or on behalf of other owners of a participation interest in the mortgage, and the Lender:

                      -  fails to properly manage, dispose of or effect proper conveyance of title to the mortgaged property; or

                      -  fails to do the above in accordance with this Contract, our Guides, and any pertinent laws, regulations, or mortgage insurance policies or contracts.

                      5.  LENDER'S FINANCIAL ABILITY IMPAIRED.  It is a breach if there is a change in the Lender's financial status that, in our opinion, materially and adversely affects the Lender's ability to satisfactorily service mortgages.

                      Changes of this type include:

                      - the Lender's insolvency;

                      - adjudication of the Lender as a bankrupt;

                      - appointment of a receiver for the Lender; or

                      - the Lender's execution of a general assignment for the benefit of its creditors.

                      If any such change does take place:

                      - no interest in this Contract will be considered an asset or liability of the Lender or of its successors or assigns; and

                      - no interest in this Contract will pass by operation of law without our consent.

                      6.  FAILURE TO OBTAIN OUR PRIOR WRITTEN CONSENT.  It is a breach if the Lender fails to obtain our prior written consent for:

                      - a sale of the majority interest in the Lender; or

                      - a change in its corporate status or structure.

                      7.  FAILURE TO COMPLY WITH THIS CONTRACT OR OUR GUIDES.  It is a breach if the Lender fails at any time to meet our standards for eligible mortgage sellers or servicers so that, in our opinion, the Lender's ability to comply with this Contract or our Guides is adversely affected.





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
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                      CONTRACT

                      8.  COURT FINDINGS AGAINST LENDER OR PRINCIPAL OFFICERS.  It is a breach if:

                      - a court of competent jurisdiction finds that the Lender or any of its principal officers has committed an act of civil fraud; or

                      - the Lender or any of its principal officers is convicted of any criminal act related to the Lender's lending or mortgage selling or servicing activities or that, in our opinion, adversely affects the Lender's reputation or our reputation or interest.

B.                    If there is a breach of contract by the Lender, we will have the right to take any
ACTIONS               reasonable action to have any breach corrected by the Lender before we exercise
TO CORRECT            any right we have to terminate this Contract in whole or in part; however, we are
A BREACH              not required to try to have a breach corrected before termination.

                      Any forbearance by us in exercising our right to terminate this Contract in whole or in part will not be a waiver of any present or future right we have under this Contract to so terminate it.

IX  TERMINATION OF CONTRACT

                      The reason why this Contract may be terminated and the ways in which this may be done are outlined in this section.  When the Contract is terminated, the entire relationship between the Lender and us ends (with certain exceptions that are explained in this section).

A.                    The provisions of this Contract covering the sale of mortgages or participation interests under this Contract
TERMINATION           may be terminated by the Lender or by us, with or without cause, by giving notice to the other party.
BY EITHER PARTY       Notice of termination may be given at any time but must conform to Section XII of this Contract.
OF MORTGAGE
SELLING               Termination is effective immediately upon notice of termination, unless the notice specifies later
ARRANGEMENTS          termination.

                      Termination will not affect any outstanding commitments we have made to purchase mortgages or participation interests from the Lender.  However, if the Lender has breached this Contract, we may declare any or all outstanding commitments void.

B.                    The Lender may terminate the provisions of this Contract covering the servicing of mortgages we entirely
TERMINATION           own by giving us notice at any time.  Notice must conform to Section XII of this Contract.
BY LENDER OF
MORTGAGE              Termination is effective the last day of the third calendar month after the calendar month in which
SERVICING             notice is given.
ARRANGEMENTS FOR
WHOLLY-OWNED          If the Lender terminates this Contract in whole or in part, we will not pay the Lender a termination fee.
MORTGAGES





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                                                        ------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT

C.                    We may terminate the provisions of this Contract covering the servicing under this Contract of any or all
TERMINATION           mortgages that we entirely own.  This may be done by following the procedures outlined below.
BY US OF
SERVICING             1.  TERMINATION WITHOUT CAUSE.  We may terminate servicing for any reason, by giving the Lender notice of the
ARRANGEMENTS          termination.  If we do so, the provisions of this Contract covering the servicing of the affected mortgages
FOR WHOLLY-OWNED      will automatically terminate on the thirtieth day following the day our notice is given.  Whenever we do
MORTGAGES             this (and the termination is not because of any breach by the Lender as described in Section IX C2) we will pay the Lender, for each mortgage on which servicing is terminated, a lump-sum termination fee as provided in
                      a. below.  However, whenever we terminate solely in order to transfer the servicing to another Lender, and there has been no sale of our interest in the affected mortgages, the provisions of b. below will apply.

                      a. Termination Fee.  The termination fee will be an amount equal to twice the Lender's annualized servicing compensation, at the rate of compensation that is in effect for the mortgage as of the date of the termination, applied against the unpaid principal balance of the mortgage as of such date.

                      For purposes of determining the termination fee:

                      - The Lender's servicing compensation consists of the servicing fee at the Applicable Servicing Rate plus any previously agreed upon excess yield that the Lender is permitted to retain on the applicable mortgage.

                      - "Applicable Servicing Rate" means the rate of the servicing fee for the servicing of the mortgage, expressed as an annualized fractional percentage.

                      [Refer to appropriate sections of our Guides for more detailed information regarding the computation of termination fees.]

                      b. Termination To Effect Transfer.  Whenever we terminate servicing solely in order to transfer servicing of the mortgages to another Lender, and there has been no sale of our interest in the mortgages, we will give the
                      Lender notice of the required transfer.  Within the 90-day period immediately following the date our notice is given, the Lender may arrange for the sale of the servicing to another Fannie Mae-approved Lender in good standing that, in our judgment, will properly service the mortgages to be transferred.  Within that 90-day period, the Lender will give notice of any proposed sale to us, together with all related information.  The sale of servicing is conditioned upon our approval, which will not be unreasonably withheld.  Any resulting transfer of servicing will be completed not later than 60 days after our approval of the transfer; and

                      - the Lender will be entitled to the proceeds of the sale of servicing, and will bear all costs and expenses related to the sale and transfer of servicing;

                      - the Lender will not pay us a transfer fee;

                      - we will not pay the Lender a termination fee;





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
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                      CONTRACT

                      - we may require the purchaser of the servicing to assume any or all warranties that were made to us in connection with the sale to us of the affected mortgages; and

                      - the purchaser of the servicing will succeed to the Lender's obligations, rights and servicing compensation, under the provisions of this Contract covering the servicing of the affected mortgages.  For all of the affected mortgages that we purchased under a net-yield contract, the servicing compensation will include the specified minimum servicing fee, plus the Lender's share of that portion of the yield which exceeds the stated net yield, as provided under the commitment contract.

                      [Refer to appropriate sections of our Guides for more detailed information regarding the computation of the
                      Lender's servicing compensation.]

                      If at the end of the 90-day period following our notice, the Lender has not arranged to sell and transfer the servicing of the affected mortgages to another Lender acceptable to us and given us the required notice, the provisions of this Contract covering the servicing of the mortgages will automatically terminate on the fifteenth day following the end of the 90-day period, and we will transfer the servicing to a Lender of our choice.  In such a case, we will pay the Lender, for each mortgage on which servicing is terminated, a termination fee computed as provided under a. above.  We deduct from the termination fee paid to the Lender a transfer fee that is the greater of $500.00 or 1/100 of 1% of the aggregate unpaid principal balance of all of the affected mortgages on which servicing is transferred.

                      c.  General Criteria For Termination Fees.  Notwithstanding anything to the contrary in this Contract, we may change the amount of termination fee that we pay, or other provisions of this Section IX C1, from time to time, by changing the appropriate provisions of our Guides.  However, such a change will not affect mortgages that we have purchased or that we have committed to purchase before the date of the change.

                      Our written tender of the termination fee to the Lender, or its successors or assigns, is complete compensation for each mortgage serviced by the Lender on which servicing is terminated. Any sums we owe the
                      Lender for servicing prior to the termination date are not included in the termination fee. When we pay a termination fee, the Lender will not be entitled to the proceeds for any sale of the servicing involved.

                      2.  TERMINATION WITH CAUSE.  We may terminate if the Lender breaches any agreement in this Contract, including, without limitation, any of those breaches listed in Section VIII A.  This may be done by giving the
                      Lender notice of termination.  Notwithstanding anything in this Contract to the contrary, if we terminate for breach, we may make it effective immediately, and we will not pay the Lender a termination fee or proceeds from any sale of the servicing involved.  Furthermore, we will not pay a servicing termination fee if a mortgage is repurchased by the Lender because a warranty is untrue.





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[FANNIE MAE LOGO]                                       CONTINUANCE OF
                                                        RESPONSIBILITIES OR
                                                        LIABILITIES
                                                        ------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT

D.                    If the Lender breaches any agreement in this Contract, including, without limitation, any breach listed in
TERMINATION           Section VIII A, we may terminate the provisions of this Contract covering the servicing of any or all
BY US OF              mortgages in which we own a participation interest.  This may be done by giving notice of termination.
SERVICING             Such termination may be effective immediately, and we will not pay the Lender a termination fee.
ARRANGEMENTS
FOR MORTGAGES         1. TRANSFER OF LENDER'S POWERS.  Upon termination, we will automatically succeed to all the Lender's rights
IN WHICH WE           in and responsibilities for servicing of the affected mortgages.  We will also have the option to
HAVE A                exercise all the Lender's powers relating to these mortgages, and to designate any person or firm to
PARTICIPATION         exercise those powers.  However, exercise of the Lender's powers must be consistent with the Lender's and
INTEREST              our respective participation interests.

                      The mortgage instruments for these mortgages and all related mortgage records will be delivered to us or a party we designate.  The Lender will also deliver necessary assignments, transfers and documents of authority.

                      2. TRANSFER OF SERVICING.  If we terminate the Lender's servicing of any such mortgages, we are authorized to transfer the servicing of the mortgages to new servicers and pay the new servicers a fee.  The fee will apply to the total outstanding principal balance on each mortgage, including our participation interest in each mortgage as well as the participation interest of the Lender and of any other owner.

                      3. LIABILITY FOR FEES.  The Lender and all additional owners of a participation interest will be liable for their respective shares of the servicing fee we pay.  They will also be liable for their respective shares of advances that, in our sole discretion, are required.  Advances may be required for insurance, taxes, maintenance, improvements or other necessary outlays.

                      If the Lender or other owners fail to promptly provide their share of funds for advances, or for any other necessary expenses, during any period, we may supply the funds.  The fact that we do this does not release the
                      Lender or other owners from their liability.  We may deduct any amount we advance the next time we owe money to the Lender or other owners.

E.                    The exercise of a right of termination under any provision of this Contract will not impair any further
RIGHTS OF             right of termination under another provision.
TERMINATION
NOT IMPAIRED

X      CONTINUANCE OF RESPONSIBILITIES OR LIABILITIES

                      Responsibilities or liabilities of the Lender that exist before the termination of this Contract will continue to exist after termination unless we expressly release the Lender from any of them in writing.  This is true whether the Contract was terminated by the Lender or by us.





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PARTICIPATION INTERESTS-
SPECIAL PROVISIONS
-------------------------



------------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT

XI  PARTICIPATION INTERESTS-SPECIAL PROVISIONS

                      This section contains special provisions that govern participation interests.

A.                    Listed below are the consequences of the sale of a participation interest.
AFTER THE
SALE OF A             1.  TRANSFER OF UNDIVIDED INTEREST.  When the Lender sells and conveys to us a
PARTICIPATION         participation interest in one or more mortgages, this is a transfer of an undivided interest in each mortgage.
INTEREST
                      The sale and conveyance of the participation interest will have the same force and effect as:

                      - a separate assignment of each mortgage executed and delivered to us by the Lender; and

                      - a promissory note separately endorsed or transferred to us.

                      2.  ASSURANCE OF OUR LEGAL RIGHTS.  If federal or state laws or regulations now, or later, provide that the purchase of a participation interest is an extension of credit, the Lender will take whatever additional steps we may require to assure our legal rights as a purchaser of participation interests.

                      Such steps may include:

                      - placing legends on promissory notes;

                      - endorsing promissory notes in blank and delivering them to us; and

                      - executing mortgage assignments in a form acceptable to us and delivering them to us.

                      3.  NO PARTNERSHIP OR JOINT VENTURE.  Neither the simultaneous ownership of interests in one or more mortgages nor any provision of this Contract will mean that a partnership or joint venture exists between the Lender and
                      us.

B.                    The Lender will make the following payments to us, according to our Guides, for
PAYMENTS TO US        mortgages in which both the Lender and we own an interest:

                      1.  RATABLE SHARING OF PRINCIPAL.  The Lender will ratably share with us all mortgage principal payments.

                      2.  PARTICIPATION SHARE OF INTEREST.  The Lender will pay us our participation share of interest payments up to:

                      - an amount sufficient for us to earn our yield on each mortgage; plus

                      - any amounts due us pursuant to this section.

C.                    As required by our Guides, the Lender will enforce the due-on-sale provisions and
ENFORCEMENT OF        call options in the mortgages it services for us.
DUE-ON-SALE
AND CALL OPTIONS





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[FANNIE MAE LOGO]                                       PARTICIPATING INTERESTS-
                                                        SPECIAL PROVISIONS
                                                        ------------------------



------------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT

D.                    The Lender will have the option to repurchase our interest in a mortgage if:
REPURCHASE
OPTION                - the Lender is required by our Guides to enforce a due-on-sale clause of a mortgage in which the Lender and we own an interest; or

                      - we elect to exercise a call option provision of such a mortgage.

                      If the Lender wishes to repurchase our interest in such a mortgage, it may do so by:

                      - giving us notice of its intention to repurchase; and

                      - paying us an amount calculated according to the provisions of our Guides.

E.                    The note rate of a mortgage is stated in the participation certificate or attached loan schedule.
NOTE RATE INCREASE,
FORECLOSURE           1. NOTE RATE INCREASE.  If, for any reason, there is an increase of the note rate of a mortgage in which
EXPENSES AND          we hold a participation interest, the Lender will pay us, according to our Guides, a percentage of the
PREPAYMENT CHARGES    increase equal to the percentage represented by our participation interest in the mortgage. This amount will be in addition to our yield on the mortgage.

                      2. FORECLOSURE EXPENSES.  The Lender will ratably share with us any reasonable foreclosure and related expenses in connection with a mortgage in which we own a participation interest.

                      3. PREPAYMENT CHARGES.  The Lender will ratably share with us any prepayment charges collected for mortgages in which we own a participation interest.

F.                    The Lender will not make any optional or voluntary advances to the borrower under an open-end mortgage in
ADVANCES              which we own a participation interest.

G.                    Participation interests may be assigned either by the Lender or us, as follows:
ASSIGNMENT
OR SALE OF            1. BY US.  Without the Lender's consent we may assign:
PARTICIPATION
INTERESTS             - our participation interest in any mortgage; and

                      - all rights in the mortgage we own under this Contract or under any other instruments.

                      2. BY LENDER TO TRANSFEREE.  The Lender may sell or transfer all or part of any participation interest that it owns in any mortgage under this Contract unless expressly prohibited from doing so by our Guides.

                      This sale or transfer of participation interests is subject to the conditions below, as well as to our Guides as they are in effect on the date of our commitment to purchase.

                      For every sale or transfer, the Lender must obtain and furnish us with a properly executed instrument by which the transferee:

                      - agrees to be bound by the terms of this Contract; and

                      - acknowledges our rights and interests under this Contract with respect to the mortgage.






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NOTICE
-------------------------


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                      CONTRACT

                      Our rights and interests that must be acknowledged include, without limitation, the right to assess a servicing fee against the owner of each participation interest if we:

                      - assume the servicing of the mortgage; or

                      - transfer the servicing to a new servicer under Section IX D of this Contract.

                      The sale or transfer of a participation interest does not relieve the Lender of any responsibility or liability under this Contract.  For example, the Lender continues to be liable for any fees and other amounts charged under Section IX D3 of this Contract against the participation interest that is transferred.  We may collect these amounts from the Lender or from the transferee.

                      3.  BY LENDER TO BANK.  The Lender may be a member of, or be required to maintain reserves with a Federal Home
                      Loan Bank or Federal Reserve Bank.  If so, and the Lender transfers its participation interests in any mortgage under this Contract to such a bank to secure one or more advances, then the bank will not be deemed to have assumed the mortgage warranties found in Section IV A.

                      Also, such a transfer to the bank will not relieve the Lender of any responsibility or liability under this
                      Contract.

XII  NOTICE

                      Whenever notice is required under this Contract, it must be given as described in this section.

A.                    Any notice of termination given under this Contract must be:
NOTICE OF
TERMINATION           - in writing;

                      - delivered in person or sent by registered or certified mail, with a return receipt requested; and

                      - addressed to the party to which notice is being given.

                      Delivery and notice is given when we or the Lender mail or register the notice with any post office.

B.                    Our Guides, including any amendments or supplements, and any other notices,
OUR GUIDES            demands or requests under this Contract or applicable law will be:
AND OTHER
DOCUMENTS             - in writing;

                      - delivered in person or mailed from any post office, substation, or letter box;

                      - enclosed in a postage prepaid envelope; and

                      - addressed to the Lender to which the matter is directed.

C.                    For purposes of notice, the following rules apply:
ADDRESS
                      1.  Our address is the address of our regional office given in this Contract.

                      2.  The Lender's address is that of its principal place of business given in this Contract.

                      Any change of address must be given in writing.





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[FANNIE MAE LOGO]                                       PRIOR AGREEMENTS
                                                        ------------------------


------------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT

XIII   PRIOR AGREEMENTS

                      This Contract supersedes any prior agreements between the Lender and us that govern selling or servicing of mortgages and participation interests to which this Contract relates.

                      However, this section will not release the Lender from any responsibility or liability under any prior agreements and understandings.

XIV    SEVERABILITY AND ENFORCEMENT

                      If any provision of this Contract conflicts with applicable law, the other provisions of this Contract that can be carried out without the conflicting provision will not be affected.

                      All rights and remedies under this Contract are distinct and cumulative not only as to each other but as to any rights or remedies afforded by law or equity.  They may be exercised together, separately or successively.
                      These rights and remedies are for our benefit and that of our successors and assigns.

XV     CAPTIONS

                      This Contract's captions and headings are for convenience only and are not part of the Contract.

XVI    SCOPE OF CONTRACT

                      The following provisions apply, whether or not they are contrary to other provisions in this Contract.

A.                    We reserve the right to restrict the Lender's sale or servicing of mortgages or of participation interests
RESTRICTION           to the type that the Lender and its employees have the experience and ability  to originate, sell or service.
OF LENDER

B.                    This Contract covers only the sale of mortgages and participation interests and the servicing of mortgages,
TYPES OF              within the following categories:
MORTGAGES
COVERED


                  Conventional Multifamily Seller and Servicer





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SIGNATURES AND DATE
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
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                      CONTRACT

XVII  SIGNATURES AND DATE
                      By executing this Contract, the Lender and we agree to all of this Contract's terms and provisions.  Both the
                      Lender and we have signed and dated this Contract below.

                      This Contract takes effect on the date we sign it.

                      Lender:   Washington Mortgage Financial Group, Ltd.
                              --------------------------------------------------------------

                                1593 Spring Hill Road, Suite 400
                              --------------------------------------------------------------
                                                       (Address)

                                Vienna, VA  22182
                              --------------------------------------------------------------


                              --------------------------------------------------------------

                      By:       /s/ HOWARD S. PERKINS
                              --------------------------------------------------------------
                                                 (Authorized Signature)

                              Howard S. Perkins
                              Executive Vice President, Chief Financial Officer & Treasurer
                              --------------------------------------------------------------
                                                  (Type Name and Title)

                      Date:    December 17, 1990
                              --------------------------------------------------------------

                      Federal National Mortgage Association

                               Southern Regional Office
                              --------------------------------------------------------------
                                                        (Address)

                               950 East Paces Ferry Road, Suite 1900
                              --------------------------------------------------------------

                               Atlanta, GA  30326-1161
                              --------------------------------------------------------------

                      By:      /s/ GLENN T. AUSTIN, JR.
                              --------------------------------------------------------------
                                                 (Authorized Signature)

                              Glenn T. Austin, Jr., Senior Vice President -- Regional Office
                              --------------------------------------------------------------
                                                 (Type Name and Title)

                      Date:    December 21, 1990
                              --------------------------------------------------------------





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